Drew Industries Incorporated

(NYSE: DW)



A Leading National Supplier of a Wide Variety of Components for RV's and Manufactured Homes

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, expenses, income (loss), cash flow, and financial condition, whenever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation and in our Form 10-K for the year ended December 31, 2009 and in our subsequent filings with the SEC.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to the matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of credit for financing the retail and wholesale purchase of manufactured homes and recreational vehicles ("RVs"), availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed manufactured homes and RVs, the disposition into the market by the Federal Emergency Management Agency ("FEMA"), by sale or otherwise, of RVs or manufactured homes purchased by FEMA, changes in zoning regulations for manufactured homes, sales declines in the RV or manufactured housing industries, the financial condition of our customers, the financial condition of retail dealers of RVs and manufactured homes, retention of significant customers, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, national and regional economic conditions and consumer confidence affect the retail sale of RVs and manufactured homes.

Drew's Products – Components for RVs and Manufactured Homes

$473 million of Sales for the12 Months Ended March 31, 2010


MH Windows and Screens:
$51 million
RV Chassis, Slide-outs and Other Chassis Parts:
$210 million
MH Chassis and Chassis Parts:
$24 million
MH & RV Bath Products:
$17 million
Specialty Trailers:
$6 million
1%
Other Products:
$4 million
1%
RV and MH Axles:
$27 million
11%
44%
5%
4%
7%
19%
8%
RV Windows and Doors:
$91 million
RV Furniture Products:
$38 million

Drew's Segments – LTM 3/2010

Revenues - $473 million


MH = $88 million
19%
RV = $385 million
81%
90+% for towable RVs



Segment Operating Profit - $41 million


MH = $7 million
17%
RV = $34 million
83%



Supplier to Industry Leaders

Outstanding customer service and national coverage, with 24 production facilities (approximately 2.3 million sq. ft.), make us a key partner with our customers, including:

RV

- **Forest River (owned by Berkshire Hathaway)**
- **Heartland Recreational Vehicles, LLC (privately owned)**
- **Jayco/Starcraft (privately owned)**
- **Skyline (NYSE: SKY)**
- **Thor (NYSE: THO)**

MH

- **Cavco (NASDAQ: CVCO)**
- **Champion**
- **Clayton (owned by Berkshire Hathaway)**
- **Palm Harbor (Nasdaq: PHHM)**
- **Skyline (NYSE: SKY)**

Financial Performance



Sales and EBITDA (in millions)
Sales
EBITDA
RV Segment sales
MH Segment sales
EBITDA(1)
$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
$511
$398
$473
108
171
220
348
448
509
492
368
313
384
147
154
134
183
221
220
177
143
85
88
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM 3/10

(1) *EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 33).*

Financial Performance – Quarterly (2)


Sales and EBITDA (in millions)
Sales
EBITDA
RV Segment sales
MH Segment sales
EBITDA(1)
$150
$120
$90
$60
$30
$0
$30
$20
$10
$0
-$10
$159
$151
$124
$77
$71
$101
$122
$105
$146
124
111
86
47
52
79
97
84
124
35
39
39
29
19
22
25
20
22
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 34).

(2) The Company's operations are somewhat seasonal, as sales in the second and third quarters are traditionally stronger than the first and fourth quarters, consistent with the industries which the Company supplies. However, because increases in RV dealer inventories caused industry production levels to increase in the 2010 first quarter, the typical seasonal industry trends may not occur in 2010.

What Drew Has Done - Cost Reductions

- Consolidated more than 35 production facilities into other existing facilities since 2006, improving operating efficiencies
- These facility consolidations, along with reductions in salaried staff, changes in insurance, IT improvements, along with other cost saving measures have saved us:

($ in millions)	
2006	$ 1
2007	$ 6
2008	$ 5
2009	$ 9
2010 (projected)	$ 2
Total	**$ 23**

What Drew Has Done - Strengthened Balance Sheet

($ in millions)	Debt	Cash and Investments	Net Cash
12/31/08	$ 9	$ 9	$ -
3/31/09	$ 6	$ 14	$ 8
6/30/09	$ 1	$ 27	$ 26
9/30/09	$ -	$ 47	$ 47
12/31/09	$ -	$ 65	$ 65
3/31/10	$ -	$ 52	$ 52

What Drew Has Done - Acquisitions and Growth

New Product	Market Potential
2008 – RV Entry Doors	$ 25 million
2008 – RV Furniture and Mattresses	$150 million
2009 – QuickBite™ Coupler	$ 3 - 5 million
2009 – Manufactured Housing ("MH") Entry Doors	$ 25 million
2009 – Focus on MH Replacement Windows	$15 - 25 million
2010 – Level-Up™ System	$ 2 - 4 million
2010 – Wall Slides, Motorhome Leveling Components, and Pop-up Tent Camper Components	

Business Strategy

◉ Maximize profitability and return on assets through

- Market share growth
- New product introductions
- Strategic acquisitions
- Operational efficiencies

◉ This strategy accomplished through

- Outstanding customer service
- Motivating management through strong profit incentives
- Low cost manufacturing:
  - Optimizing production efficiencies and implementing stringent cost controls
  - Facility consolidations and fixed cost reductions
- Working capital management
- R & D efforts
- Disciplined and patient acquisition philosophy

Content Per Towable RV

100% market share in existing products would yield $3,900 to $4,300 per Towable RV.

90+% of RV Segment sales are for Towable RVs



2001-2009 CAGR = 15%
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,697
$1,902
$2,101
$2,203
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM 3/10

	2001	2002	2003	2004	2005	2006	2007	2008	2009	LTM 3/10
RV Segment operating profit margin	8.7%	10.0%	11.6%	9.7%	9.6%	8.3%	12.2%	6.7%	5.0%	8.9%

See Page 21 for Industry Information

Content Per Manufactured Home

100% market share in existing products would yield $3,600 to $4,000 per home


2001-2009 CAGR = 10%
$663
$796
$871
$1,281
$1,330
$1,666
$1,611
$1,489
$1,378
$1,414
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM 3/10

	2001	2002	2003	2004	2005	2006	2007	2008	2009	LTM 3/10
MH Segment operating profit margin	10.4%	10.7%	10.5%	10.4%	10.3%	8.7%	8.1%	7.2%	3.8%	7.9%

See Page 17 for Industry Information

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through asset acquisitions
- Complimentary to our core RV (including specialty trailers) and MH markets
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become a more extensive supplier to our customers

New Product Introductions



1997
2000
2001
2004
2006
2007
2008
2009
2010
ACQUIRE LIPPERT COMPONENTS: Primarily steel chassis & parts for MH
Expand into steel chassis for towable RVs
Introduce RV slide-out mechanisms
ACQUIRE BETTER BATH: Adding thermo-formed products
Began Production of axles for towable RVs
ACQUIRE ZIEMAN: Adding specialty trailers
Introduced RV suspension products
ACQUIRE HAPPIJAC: Adding patented bed lifts for RVs
ACQUIRE COACH STEP: Adding electric steps for motor homes
ACQUIRE EXTREME ENGINEERING: Expanding specialty trailer product line
Began production of entry doors for RVs
ACQUIRE SEATING TECHNOLOGY: Adding furniture for RVs
ACQUIRE QUICKBITE ™: Adding a new innovative coupler
Began production of entry doors for MH
ACQUIRE LEVEL-UP ™ AND SCHWINTEK

2010 Acquisitions

Schwintek – March 16, 2010:

- Cost = $20 million plus earnout
- New wall slide-out design:
  - Attached to the wall, exerting force near the top and the bottom of the wall
  - More space efficient; no under chassis space used
  - Significantly lighter
  - Minimizes need for user adjustments and reduces warranty issues
- Aluminum cylinder for use in leveling devices for motorhomes
- New tent camper device

Level-Up ™ System – February 18, 2010:

- Cost = $1 million plus earnout
- Six-point leveling system for fifth-wheel RVs

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $93 for site-built homes
- Average retail price of $65,100 for a 1,595 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes
- Industry production was down 87% from 1998 to 2009 but was relatively flat in the first three months of 2010 as compared tothe first three months of 2009.

MH – Industry Production



Industry Units
(Units in thousands, Dollars in millions)
Drew Sales
Multi-Sections
Single-Section
Drew's MH Sales
400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
373
349
251
193
168
131
131
147
117
96
82
50
$196
$191
$152
$147
$154
$134
$185
$221
$220
$177
$142
$85
144
123
75
49
37
27
34
52
33
31
30
19
61%
65%
70%
75 %
78%
80%
74%
64%
72%
68%
63%
63%
229
226
176
144
131
104
97
95
84
65
52
31
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable

- Financial
  - Subprime market woes could help MH
    - Pre-2003, MH was 20+% of Single Family housing starts
    - In peak "Sub-prime era", MH was about 8% to 11% of Single Family housing starts
    - 2008 to 2009, MH was about 13% of Single Family housing starts

DREW:

- Drew still profitable in MH Segment: 7.9% margin last 12 months ended 3/31/10
- Increased focus on aftermarket sales

RV Market

TOWABLE RVS (90+% of Drew's RV Segment revenues)


Travel trailer


Fifth wheel travel trailer


Travel trailer with expandable ends


Sport utility RV "Toy Hauler"


Folding camping trailer


Truck camper

- 92% of industry 2009 unit sales
- 57% of 2008 wholesale dollar sales, or $4.0 billion
- Retail cost $4,000 to $100,000 per unit. Average about $24,000

MOTORHOMES (3% of Drew's RV Segment revenues)


Type A Motorhome


Type B Motorhome


Type C Motorhome

- 8% of industry 2009 unit sales
- 43% of 2008 wholesale dollar sales, or $3.0 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $133,000

How RVs Are Used

- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, environmentally friendlier vacations
- More economical family vacations
  - Typical RV family vacation is less expensive



- Many RVs are "parked" over the long-term as second homes

RVs - Industry Wholesale Shipments


Industry Units
90+% of Drew's RV product sales are for Travel Trailers and 5th Wheel RVs
Drew Sales
(Units in thousands, Sales in millions)
Travel Trailers & 5th Wheel
Other Towables
Motorhomes
Drew's RV Sales
0
100
200
300
400
500
$0
$100
$200
$300
$400
$500
293
321
300
257
311
321
370
384
391
353
237
166
216
155
178
177
157
196
214
254
281
293
262
185
138
182
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 Proj.(1)

(1) Projection for 2010 is the latest published by the RVIA (February 2010). During the first quarter of 2010, 49,300 travel trailer and fifth-wheel RVs were produced

Recent RV Industry Trends

Travel Trailers and 5th Wheels, Drew's primary RV market



Year over Year Change
Retail
Wholesale
140%
100%
60%
20%
-20%
-60%
-100%
-17%
-8%
-19%
-18%
-26%
-38%
-34%
-63%
-40%
-61%
-32%
-44%
-22%
5%
-10%
88%
-12%
99%
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10 (1)

(1) Q1 2010 retail through February 2010, the latest month for which data is available.

The Future

- RV recovery from recession
- Demographic tailwind
- Exploring related industries
- Affordable housing





Stock Price History

- Drew has 22 million shares outstanding and a market capitalization of approximately $520 million as of May 12, 2010



45
40
35
30
25
20
15
10
5
0
$3
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$24
2000
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
5/12/10

(December 31, unless noted)

Operating Results

Year Ended December 31, (except as noted)

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2007	Adjusted 2008 (2)	Adjusted 2009(2)	Adjusted 2009 vs 2008	Adjusted LTM 3/31/10 (2)
Net Sales(1)	$668.6	$510.5	$397.8	-22%	$473.0
Operating Profit	$ 66.0	$ 27.8	$ 18.4	-34%	$ 37.1
% of Sales	9.9%	5.4%	4.6%		7.8%
Net Income	$ 39.8	$ 16.5	$ 10.8	-35%	$ 22.5
Diluted EPS	$ 1.80	$ 0.75	$ 0.50	-33%	$ 1.02
EBITDA(3)	$ 83.5	$ 44.8	$ 36.9	-18%	$ 54.5

(1) *Sales declines in 2008 and 2009 due to reductions in industry-wide shipments of RVs and Manufactured Homes.*

(2) *Excludes certain "extra expenses" recorded by the Company during 2009 and 2008, resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment recorded during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of 2008 (see page 35).*

(3) *EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 33).*

Results By Segment

Year Ended December 31, (except as noted)

FINANCIAL PERFORMANCE

($ in millions)	2007	Adjusted 2008 (2)	Adjusted 2009 (2)	Adjusted 2009 vs 2008	Adjusted LTM 3/31/10 (2)
Net Sales[1]					
RV Segment	$ 491.8	$ 368.1	$ 312.5	-15%	$ 384.6
MH Segment	$ 176.8	$ 142.4	$ 85.3	-40%	$ 88.4
Operating Profit					
RV Segment	$ 60.1	$ 25.4	$ 20.9	-18%	$ 36.7
MH Segment	$ 14.2	$ 10.7	$ 4.1	-61%	$ 7.3
Operating Profit as a Percentage of Net sales					
RV Segment	12.2%	6.9%	6.7%		9.6%
MH Segment	8.1%	7.5%	4.9%		8.2%

(1) Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

(2) Excludes certain "extra expenses" recorded by the Company during 2009 and 2008, resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries (see page 36).

Operating Results

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	Adjusted 2009 (1)	Actual 2010	2010 vs Adjusted 2009
Net Sales	$ 71.0	$146.2	106%
Operating Profit (Loss)	$ (6.3)	$ 12.4	
% of Sales	-8.9%	8.5%	
Net Income (Loss)	$ (4.3)	$ 7.3	
Diluted EPS	$(0.20)	$ 0.33	

(1) Excludes certain "extra expenses" recorded by the Company during the three months ended March 31, 2009, resulting primarily from plant closings, staff reductions, increased bad debts, and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment during the first quarter of 2009 (see page 37).

Results By Segment

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions)	Adjusted 2009 (1)	Actual 2010	2010 vs Adjusted 2009
Net Sales			
RV Segment	$ 52.3	$ 124.4	138%
MH Segment	$ 18.7	$ 21.9	17%
Operating Profit (Loss)			
RV Segment	$ (2.9)	$ 12.9	
MH Segment	$ (1.6)	$ 1.6	
Operating Profit (Loss) as a percentage of Net Sales			
RV Segment	-5.6%	10.4%	
MH Segment	-8.4%	7.2%	

(1) Excludes certain "extra expenses" recorded by the Company during the three months ended March 31, 2009, resulting primarily from plant closings, staff reductions, increased bad debts, and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries (see page 38).

Balance Sheet

($ in millions)	12/31/07	12/31/08	12/31/09	3/31/10
Total assets	$346	$311	$288	$331
Total debt	$ 27	$ 9	$ -	$ -
Cash & investments	$ 56	$ 9	$ 65	$ 52
Stockholders' equity	$252	$259	$244	$252
RATIOS				
Days sales in accounts receivable[1]	15 days	15 days	14 days	19 days
Inventory turns[2]	6.3 turns	4.1 turns	4.8 turns	6.1 turns

(1) Days sales in accounts receivable is the most recent month's net sales divided by accounts receivable, net, at the end of the period.

(2) Inventory turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

Financial Strength

FINANCIAL PERFORMANCE

	12/31/07	12/31/08[2]	12/31/09[3]	3/31/10
Return on Equity	17%	6%	2%	8%
Return on Assets	12%	4%	2%	7%
Total Debt to Equity	0.1	0.0	0.0	0.0
Total Debt to EBITDA[1]	0.3	0.2	0.0	0.0

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 33).
(2) Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).
(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

Analyst Coverage

Avondale Partners, LLC
Bret Jordan – (617) 314-0480

CJS Securities
Torin Eastburn – (914) 287-7600

Janney Montgomery Scott LLC
Liam D. Burke – (202) 955-4305

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Fredric M. Zinn
President and CEO
914-428-9098
fred@drewindustries.com

Joseph S. Giordano III
Chief Financial Officer
914-428-9098
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008	2009	LTM 3/31/10
Operating Profit (Loss)	$ 20.3	$ 29.2	$ 34.3	$ 44.0	$ 57.7	$ 55.3	$ 66.0	$ 19.9	$(35.6)	$ 33.1
Depreciation & Amortization	$ 8.4	$ 7.3	$ 7.8	$ 9.3	$ 12.0	$ 15.7	$ 17.6	$ 17.1	$ 18.5	$ 17.4
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$ 45.0	$ -
EBITDA	$ 28.7	$ 36.5	$ 42.1	$ 53.3	$ 69.7	$ 71.0	$ 83.5	$ 42.5	$ 27.9	$ 50.5
Capital Expenditures	$ 8.2	$ 10.5	$ 5.1	$ 27.1	$ 26.1	$ 22.3	$ 8.8	$ 4.2	$ 3.1	$ 3.8

Reconciliation of Operating Profit to EBITDA - Quarterly

($ in millions)	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10
Operating Profit (Loss)	$ 15.0	$ 15.5	$ 4.5	$ (15.1)	$ (56.3)	$ 4.2	$ 11.3	$ 5.2	$ 12.4
Depreciation & Amortization	$ 4.1	$ 4.0	$ 4.5	$ 4.5	$ 5.1	$ 4.2	$ 5.1	$ 4.1	$ 4.0
Goodwill Impairment	$ -	$ -	$ -	$ 5.5	$ 45.0	$ -	$ -	$ -	$ -
EBITDA	$ 19.1	$ 19.5	$ 9.0	$ (5.1)	$ (6.2)	$ 8.4	$ 16.3	$ 9.3	$ 16.4

Reconciliation of Adjusted Results to Actual

FINANCIAL PERFORMANCE

($ in millions)	Year Ended 12/31/08			Year Ended 12/31/09			LTM Ended 3/31/10		
	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted
Net Sales	$ 510.5	$ -	$ 510.5	$ 397.8	$ -	$ 397.8	$ 473.0	$ -	$ 473.0
Cost of Sales	$ 403.0	$ 0.2	$ 402.8	$ 319.1	$ 4.8	$ 314.3	$ 366.5	$ 2.2	$ 364.3
Selling, General and Administrative Expenses	$ 80.1	$ (0.5)	$ 80.6	$ 69.5	$ 4.2	$ 65.3	$ 73.5	$ 1.8	$ 71.7
Goodwill Impairment	$ 5.5	$ 5.5	$ -	$ 45.0	$ 45.0	$ -	$ -	$ -	$ -
Executive Retirement	$ 2.7	$ 2.7	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Operating Profit (Loss)	$ 19.9	$ 7.9	$ 27.8	$ (35.6)	$ 54.0	$ 18.4	$ 33.1	$ 4.0	$ 37.1
Operating Profit (Loss) as a % of Sales	3.9%		5.4%	- 8.9%		4.6%	7.0%		7.8%
Net Income (Loss)	$ 11.7	$ 4.8	$ 16.5	$ (24.1)	$ 34.9	$ 10.8	$ 20.0	$ 2.5	$ 22.5
Diluted EPS	$ 0.53	$ 0.22	$ 0.75	$ (1.10)	$ 1.60	$ 0.50	$ 0.91	$ 0.11	$ 1.02

(1) During 2009 and 2008, the Company recorded "extra" expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. In addition, the Company recorded charges for goodwill impairment during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of 2008.

Reconciliation of Segment Adjusted Operating Profit to Actual

($ in millions)	Year Ended 12/31/08			Year Ended 12/31/09			LTM Ended 3/31/10		
	Actual	Adjust [(1)]	Adjusted	Actual	Adjust [(1)]	Adjusted	Actual	Adjust [(1)]	Adjusted
Operating Profit									
RV Segment	$ 24.6	$ 0.8	$ 25.4	$ 15.7	$ 5.3	$ 20.9	$ 34.4	$ 2.3	$ 36.7
MH Segment	10.3	0.4	10.7	3.2	0.9	4.1	7.0	0.3	7.3
Total Segment Operating Profit	$ 34.9	$ 1.2	$ 36.1	$ 18.9	$ 6.2	$ 25.1	$ 41.4	$ 2.7	$ 44.0

(1) During 2009 and 2008, the Company recorded "extra" expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries.

See page 39 for a reconciliation of segment actual results to consolidated actual results.

Reconciliation of Adjusted Results to Actual

FINANCIAL PERFORMANCE

($ in millions)	Three Months Ended 3/31/09		
	Actual	Adjust (1)	Adjusted
Net Sales	$ 71.0	$ -	$ 71.0
Cost of Sales	$ 65.2	$ 2.6	$ 62.6
Selling, General and Administrative Expenses	$ 17.3	$ 2.4	$ 14.9
Goodwill Impairment	$ 45.0	$ 45.0	$ -
Operating Loss	$ (56.3)	$ 50.0	$ (6.3)
Operating Loss as a % of Sales	-79.2%		-8.9%
Net Loss	$ (36.7)	$ 32.4	$ (4.3)
Diluted EPS	$ (1.70)	$ 1.50	$ (0.20)

(1) During the three months ended March 31, 2009, the Company recorded "extra" expenses resulting primarily from plant closings; staff reductions, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries.

Reconciliation of Segment Adjusted Operating Profit to Actual

FINANCIAL PERFORMANCE

($ in millions)	Three Months Ended 3/31/09		
	Actual	Adjust (1)	Adjusted
Operating Loss			
RV Segment	$ (5.9)	$ 2.9	$ (2.9)
MH Segment	(2.2)	0.6	(1.6)
Total Segment Operating Loss	$ (8.0)	$ 3.5	$ (4.5)

(1) During 2009, the Company recorded "extra" expenses resulting primarily from plant closings, staff reductions, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries.

See press release dated May 3, 2010 for a reconciliation to consolidated results.

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	12 Months Ended			
	2007	2008	2009	3/31/10
Net Sales:				
RV Segment	$ 491.8	$ 368.1	$ 312.5	$ 384.6
MH Segment	176.8	142.4	85.3	88.4
Total Net Sales	$ 668.6	$ 510.5	$ 397.8	$ 473.0
Operating Profit:				
RV Segment	$ 60.1	$ 24.6	$ 15.7	$ 34.4
MH Segment	14.2	10.3	3.2	7.0
Total Segment Operating Profit	74.3	34.9	18.9	41.4
Corporate	(7.8)	(7.4)	(6.5)	(6.9)
Goodwill Impairment	-	(5.5)	(45.0)	-
Other non-segment items	(0.5)	(2.1)	(2.9)	(1.4)
Total Operating Profit	$ 66.0	$ 19.9	$ (35.6)	$ 33.1